EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of AmREIT Monthly Income & Growth Fund III, Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. Kerr Taylor, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, in the capacity as an officer of the General Partner of the company, that, to my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2009	By: Name:	/s/ H. Kerr Taylor H. Kerr Taylor
	Title	President and Chief Executive Officer of AmREIT Monthly Income & Growth III Corporation, the General Partner of AmREIT Monthly Income & Growth Fund III, Ltd.